SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2003

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

On December 3, 2003, FTI Consulting, Inc. filed a report on Form 8-K with the Securities and Exchange Commission stating that on November 28, 2003 FTI had completed the acquisition, through its acquisition subsidiary, LI Acquisition Company, LLC, of substantially all of the assets and certain liabilities of Lexecon Inc. from its parent company, Nextera Enterprises, Inc. On December 12, 2003, FTI filed a report on Form 8-K stating that required financial statements and pro forma financial information would be filed with the Securities and Exchange Commission within 60 days of the filing date of that Form 8-K. This Form 8-K/A contains such financial statements and required pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Business Acquired:

Consolidated Financial Statements of Lexecon Inc.

Report of Independent Auditors

Consolidated Balance Sheets as of December 31, 2002 (audited) and September 30, 2003 (unaudited)

Consolidated Statements of Income for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited)

Consolidated Statements of Owner’s Net Investment for the year ended December 31, 2002 (audited) and the nine months ended September 30, 2003 (unaudited)

Consolidated Statements of Cash Flows for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited)

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information:

Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2002

Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2003

Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired as of September 30, 2003

Notes to Unaudited Pro Forma Financial Statements

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(c)	Exhibits:

Exhibit No.	Description
2.1	Asset Purchase Agreement dated September 25, 2003, by and among FTI Consulting, Inc., LI Acquisition Company, LLC, Nextera Enterprises, Inc., Lexecon Inc., CE Acquisition Corp. and ERG Acquisition Corp. (previously filed as Exhibit 2.1 to Form 8-K filed on October 2, 2003)

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2	Consent of Ernst & Young LLP, Independent Auditors

99.1	Statement of Assets Acquired as of September 30, 2003 and Statement of Revenues and Direct Expenses Associated with the Business Acquired for the year ended September 30, 2003 of the KPMG Dispute Advisory Services; and Report of Independent Certified Public Accountants (previously filed as Exhibit 99.1 to Form 8-K/A filed on January 14, 2004)

99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2002, which includes FTI’s historical results of operations for its fiscal year ended December 31, 2002 combined with the historical operating revenues and expenses directly related to the DAS Business for KPMG’s fiscal year ended September 30, 2003; Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003, which includes FTI’s historical results of operations for the nine months ended September 30, 2003 combined with the historical operating revenues and expenses directly related to the DAS Business for the nine months ended September 30, 2003; and Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired at September 30, 2003, including Notes to Unaudited Pro Forma Financial Statements (previously filed as Exhibit 99.2 to Form 8-K/A filed on January 14, 2004)

99.3	Consolidated Financial Statements of Lexecon Inc. including: Report of Independent Auditors; Consolidated Balance Sheets as of December 31, 2002 (audited) and September 30, 2003 (unaudited); Consolidated Statements of Income for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited); Consolidated Statements of Owner’s Net Investment for the year ended December 31, 2002 (audited) and the nine months ended September 30, 2003 (unaudited); Consolidated Statements of Cash Flows for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited); and Notes to Consolidated Financial Statements

99.4	Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2002; Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2003; Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired as of September 30, 2003; and Notes to Unaudited Pro Forma Financial Statements, all reflecting the acquisition of Lexecon Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 10, 2004	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated September 25, 2003, by and among FTI Consulting, Inc., LI Acquisition Company, LLC, Nextera Enterprises, Inc., Lexecon Inc., CE Acquisition Corp. and ERG Acquisition Corp. (previously filed as Exhibit 2.1 to Form 8-K filed on October 2, 2003)

23.1	Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2	Consent of Ernst & Young LLP, Independent Auditors

99.1	Statement of Assets Acquired as of September 30, 2003 and Statement of Revenues and Direct Expenses Associated with the Business Acquired for the year ended September 30, 2003 of the KPMG Dispute Advisory Services; and Report of Independent Certified Public Accountants (previously filed as Exhibit 99.1 to Form 8-K/A filed on January 14, 2004)

99.2	Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2002, which includes FTI’s historical results of operations for its fiscal year ended December 31, 2002 combined with the historical operating revenues and expenses directly related to the DAS Business for KPMG’s fiscal year ended September 30, 2003; Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended September 30, 2003, which includes FTI’s historical results of operations for the nine months ended September 30, 2003 combined with the historical operating revenues and expenses directly related to the DAS Business for the nine months ended September 30, 2003; and Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired at September 30, 2003, including Notes to Unaudited Pro Forma Financial Statements (previously filed as Exhibit 99.2 to Form 8-K/A filed on January 14, 2004)

99.3	Consolidated Financial Statements of Lexecon Inc. including: Report of Independent Auditors; Consolidated Balance Sheets as of December 31, 2002 (audited) and September 30, 2003 (unaudited); Consolidated Statements of Income for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited); Consolidated Statements of Owner’s Net Investment for the year ended December 31, 2002 (audited) and the nine months ended September 30, 2003 (unaudited); Consolidated Statements of Cash Flows for the year ended December 31, 2002 (audited) and nine-month periods ended September 30, 2002 and 2003 (unaudited); and Notes to Consolidated Financial Statements

99.4	Unaudited Pro Forma Condensed Combined Income Statement for the year ended December 31, 2002; Unaudited Pro Forma Condensed Combined Income Statement for the nine months ended September 30, 2003; Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Net Assets Acquired as of September 30, 2003; and Notes to Unaudited Pro Forma Financial Statements, all reflecting the acquisition of Lexecon Inc.